Exhibit 10(a)18

TERMINATION
OF
AMENDED AND RESTATED
CHANGE IN CONTROL AGREEMENT

WHEREAS, The Southern Company, Southern Company Services, Inc. and William Paul Bowers (hereinafter collectively referred to as the “Parties”) made and entered into an Amended and Restated Change in Control Agreement (“Agreement”) effective on December 31, 2008, to provide certain benefits to Mr. Bowers in the event of termination following a change in control as contemplated therein; and

WHEREAS, the Agreement may be amended or terminated by the Parties in accordance with the requirements of Section 5.5 of the Agreement; and

WHEREAS, the Parties desire to terminate the Agreement effective as of February 22, 2011 (the “Termination Effective Date”).

NOW, THEREFORE, the Agreement is hereby terminated as of the Termination Effective Date.

IN WITNESS WHEREOF, this Termination of the Agreement has been executed on this 22nd day of February, 2011, by the Parties.

THE SOUTHERN COMPANY

By:  /s/Patricia L. Roberts

Its:   Assistant Secretary

SOUTHERN COMPANY SERVICES, INC.

By:   /s/Patricia L. Roberts

                                                                               Its:  Vice President

WILLIAM PAUL BOWERS

                         /s/William Paul Bowers